UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Act of 1934, as amended.

Date of Report (Date of earliest event reported): October 31, 2003

HARTVILLE GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	333-82786 (Commission File Number)	94-3360099 (I.R.S. Employer Identification No.)

7551 North Main Street, North Canton, Ohio	44720
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (330) 305-1352

(Former name or former address, if changed since last report)

Copies of all communications, including all communications sent to the agent for service, should be sent to:

Joseph I. Emas, Attorney at Law

1224 Washington Avenue

Miami Beach, Florida 33139

Telephone: 305.531.1174

Item 4.	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

On October 31, 2003, the Registrant engaged Pollard-Kelley Auditing Services, Inc. to act as the Registrant’s independent certified public accountant. Pollard-Kelley Auditing Services, Inc. replaces Terance L. Kelley, CPA. The Registrant decided to engage Pollard-Kelley Auditing Services, Inc. for reasons outlined below.

On October 31, 2003 Terance L. Kelley, CPA, the Registrant’s auditor, combined with another CPA to form the accounting firm of Pollard-Kelley Auditing Services, Inc. The Registrant subsequently engaged Pollard-Kelley Auditing Services, Inc. as its successor independent auditor for the Registrant.

Since the Registrant appointed Pollard-Kelley Auditing Services, Inc. on October 31, 2003, there have been no disagreements with Terance L. Kelley, CPA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure or any reportable events.

The Registrant has provided Terance L. Kelley, CPA with these disclosures, and has requested that he furnish the Registrant with a letter, addressed to the Securities and Exchange Commission, stating whether or not they agree with the statements contained herein, as required by Item 304(a)(3) of Regulation S-B.

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits

Exhibit No.	Description
99.1	Letter from Terance L. Kelley, CPA to the Securities and Exchange Commission, dated February 13, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 13, 2004	Hartville Group, Inc. (Registrant)

/s/ W. Russell Smith III
W. Russell Smith III, President